[CONOCO LETTERHEAD]

DEALER SALE CONTRACT

We hereby confirm SALE to:

Empire Gas Corporation                       DATE:          April 1, 1996
Attn: Kris Lindsey                           CONOCO NO.:    30-9009636-0000-A12
P.O. Box 303                                 SYSTEM CODE:   15
LEBANON, MO  65536                           ACCOUNT CODE:  407

Attention:  Kristin Lindsey

Per conversations between Kristin Lindsey and our Lewis Bradshaw

PRODUCT:            Propane (Stenched) meeting GPA specifications

PRICE:              See Remarks

TERMS OF PAYMENT:   1% 10 Days/Net 11 Days From Date of Invoice

F.O.B. ORIGIN POINT                               DESTINATION
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
Cherokee Pipeline/Wood River - Wood River     30-9014489-0000 Various, Arkansas
Cherokee Pipeline/Belle - Bell, MO            30-9009636-0000 Various, Missouri
Cherokee Pipeline/Mt. Vernon - Mt. Vernon     30-9035796-0000 Various, Kansas
Conoco/Medford Plant - Medford, OK            30-9014489-0000 Various, Arkansas
Conoco/Ponca City Refinery - Ponca City,      30-9035796-0000 Various, Oklahoma
Williams Pipeline/Carthage Terminal - Car

FREIGHT:       Origin Collect

METHOD OF TRANSPORTATION:    Common Carrier and/or Customer Truck

TERM OF AGREEMENT:           January 21, 1992 through June 30, 1993 and year to
                             year thereafter.

QUANTITY: Subject to the terms and conditions on the reverse hereof, seller agrees to sell and deliver, and buyer agrees to purchase and receive the following volumes of product: (000) Gallons

     MIN   MAX         MIN  MAX       MIN  MAX         MIN   MAX

JAN  1318  1976  APRIL 386  580  JULY 194  292   OCT   614   920
FEB  1169  1753  MAY   247  371  AUG  378  568   NOV   828  1242
MAR   654   982  JUN   193  289  SEP  662  994   DEC  1195  1793

Q1   3141  4711  Q2    826 1240  Q3  1234 1854   Q4   2637  3955

                              Year Total  7838       11760

REMARKS:  PRICE:  Contract amended effective 4/1/96

Contract amended on 1/20/95 to revise contract volumes and to establish Kris Lindsey as Empire Gas contact.

Contract amended on 9/1/95 to revise contract volumes and add Carthage as supply point, and Oklahoma, Kansas, and Arkansas as various destination points.

Contract amended 4/1/96 to revise volumes.

Conoco Inc. invoices       Mail Customer
should be mailed to        invoices to:               Mail contracts and
the following address:                                correspondence to:

Expire Gas Corporation     Conoco Inc.                 Conoco Inc.
Attn:  Gwen Hogan          Gas Products Accounting     Gas Products Division
P.O. Box 303               3rd Floor North Tower       Humber Building - 1021
Lebanon, MO  65536         P.O. Box 1267               P.O. Box 2197
                           Ponca City, OK  74602-1267  Houston, TX  77252
                                                       1-800-423-4636
("Buyer")                          ("Seller")

Subject to terms and conditions on reverse side

Accepted May 26, 1996          By: /s/ David L. Lugar
Empire Gas Corporation            ________________________
                                   David L. Lugar
                                   Managing-Marketing, Supply & Trading
By: /s/ Kris Lindsey
    ____________________
    Kris Lindsey
    Vice President
Please sign and return one copy and retain one copy for your files

                               1-800-423-4636